UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2012

Aon plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	1-7933	98-1030901
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

8 Devonshire Square, London, England	EC2M 4PL
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 20 7623 5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.  Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 18, 2012, the Board of Directors of Aon plc (the “Company”) approved a revised Code of Business Conduct and Ethics (the “Code”) as part of its normal periodic review of Company policies.  The Code applies to all of the Company’s directors, officers and employees, and supersedes the Company’s prior Code of Business Conduct and the Company’s Code of Ethics for Senior Financial Officers.  The revised Code updates the prior Code of Business Conduct to enhance the readability of the Code, and adds new sections on business ethics, professional behavior, social media, corporate citizenship and charitable contributions.  A copy of the Code, as revised, is located on the Company’s website at www.aon.com under the Company Overview and Corporate Governance captions.

The amendments took effect upon adoption by the Board of Directors.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual General Meeting of Shareholders on May 18, 2012.  A total of 289,163,015 Class A Ordinary Shares were represented at the Annual General Meeting in person or by proxy, or 88.59% of the total shares entitled to vote.

Shareholders voted on the following three proposals at the Annual General Meeting, all of which are described in the 2012 Proxy Statement, and cast their votes as described below:

1.              The election of eleven nominees to serve as Directors until the Company’s 2013 Annual General Meeting of Shareholders. All of the nominees were elected.

Nominee	For	Against	Abstain	Broker Non-Votes
Lester B. Knight	266,121,212	4,517,818	985,536	17,538,449
Gregory C. Case	268,331,610	2,350,832	942,124	17,538,449
Fulvio Conti	264,313,619	6,325,285	985,662	17,538,449
Cheryl A. Francis	268,995,480	1,624,588	1,004,498	17,538,449
Edgar D. Jannotta	266,697,423	3,929,508	997,635	17,538,449
J. Michael Losh	229,541,214	41,098,621	984,731	17,538,449
Robert S. Morrison	267,415,564	3,196,389	1,012,613	17,538,449
Richard B. Myers	267,505,933	3,102,452	1,016,181	17,538,449
Richard C. Notebaert	266,928,218	3,726,158	970,190	17,538,449
Gloria Santona	269,412,336	1,202,507	1,009,723	17,538,449
Carolyn Y. Woo	267,485,108	3,153,585	985,873	17,538,449

2.              The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2012.  This proposal was approved.

For	Against	Abstain
284,767,243	3,402,904	992,868

3.              An advisory vote to approve executive compensation. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
214,235,094	53,468,837	3,920,635	17,538,449

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

	By:	/s/ Ram Padmanabhan
Ram Padmanabhan
Vice President, Chief Counsel — Corporate and Company Secretary

Date: May 21, 2012